EXHIBIT 10.2

                                 FIRST AMENDMENT
                                       TO
                     REVOLVING CREDIT AND GUARANTY AGREEMENT

     FIRST AMENDMENT, dated as of August 15, 1997 (the "Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT dated as of July 11, 1997 among FLAGSTAR CORPORATION, a Delaware corporation (the "Borrower"), FLAGSTAR COMPANIES, INC., a Delaware corporation ("FCI") and FLAGSTAR HOLDINGS, INC., a New York corporation ("Holdings", and together with the Borrower and FCI, each a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code) and each of the Subsidiary Guarantors named therein (together with FCI and Holdings, the "Guarantors"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), each of the other financial institutions party thereto (together with Chase, the "Banks") and THE CHASE MANHATTAN BANK, as Agent for the Banks (in such capacity, the "Agent"):

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Guarantors, Chase and the Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of July 11, 1997 (as heretofore modified by that certain Amendment Letter Agreement dated as of July 16, 1997, and as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement"); and

     WHEREAS, Section 10.3(b) of the Credit Agreement provides that each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under the Credit Agreement (including, without limitation, all or a portion of its Commitment and the same portion of the related Loans at the time owing to it and the related Note held by it) by executing and delivering with such Eligible Assignee an Assignment and Acceptance in substantially the form of Exhibit E to the Credit Agreement (a copy of which is annexed hereto as Schedule I); and

     WHEREAS, Chase wishes to assign to each of the financial institutions (other than Chase) that is named on Annex A hereto (such financial institutions other than Chase, collectively the "New Banks"), and each of the New Banks wishes to assume, a pro rata portion of Chase's interests, rights and obligations under the Credit Agreement; and

     WHEREAS, the Borrower, the Guarantors, Chase, the New Banks and the Agent have determined that the execution and delivery of this Amendment to effectuate a reallocation of the Total Commitment among Chase and the New Banks will be more expeditious and administratively efficient than the execution and delivery of a separate Assignment and Acceptance between Chase and each of the New Banks; and

     WHEREAS, upon the occurrence of the Effective Date (as hereinafter defined) of this Amendment, each of the New Banks shall become a party to the Credit Agreement as a Bank and shall have the rights and obligations of a Bank thereunder and the respective Commitment of Chase and each of the New Banks under the Credit Agreement shall be in the amount set forth opposite its name on Annex A hereto, as the same may be reduced from time to time pursuant to Section 2.9 of the Credit Agreement;

     NOW, THEREFORE, it is agreed:

     1. As used herein all terms that are defined in the Credit Agreement shall have the same meanings herein.

     2. Annex A to the Credit Agreement is hereby replaced in its entirety by Annex A hereto.

     3. The signature pages of the Credit Agreement are hereby amended to conform to the signature pages hereto.

     4. By its execution and delivery hereof, Chase shall be deemed to have made each of the statements set forth in clauses (i) and (ii) of paragraph 2 of the Assignment and Acceptance as if such statements were fully set forth herein at length.

     5. By its execution and delivery hereof, each of the New Banks shall be deemed to have made each of the statements set forth in clauses (i), (ii),
(iii), (iv) and (v) of paragraph 3 of the Assignment and Acceptance as if such statements were fully set forth herein at length.

     6. On the Effective Date, (i) each New Bank will pay to the Agent (for the account of Chase) such amount as represents such New Bank's pro rata portion of the aggregate principal amount of the Loans, if any, that are outstanding on the Effective Date and such New Bank's pro rata portion of the aggregate amount of the then unreimbursed drafts, if any, that were theretofore drawn under Letters of Credit, and (ii) the Agent shall pay to each of the New Banks such fees as have been previously agreed to between the Agent and such New Bank. Promptly following the occurrence of the Effective Date, the Borrower will execute and deliver to the Agent in exchange for the Note presently held by Chase a new Note payable to the order of each of the Banks in a principal amount equal to such Bank's Commitment reflected on Annex A hereto.

     7. By its execution and delivery hereof, each of the New Banks (i) agrees that any interest, Commitment Fees and Letter of Credit Fees (pursuant to Sections 2.7, 2.19 and 2.20 of the Credit Agreement) that accrued prior to the Effective Date shall not be payable to such New Bank and authorizes and directs the Agent to deduct such amounts from any interest, Commitment Fees or Letter of Credit Fees paid after the date hereof and to pay such amounts to Chase (it being understood that interest, Commitment Fees and Letter of Credit Fees respecting the Commitment of Chase and each New Bank which accrue on or after the Effective Date shall be payable to such Bank in accordance with its Commitment), (ii) acknowledges that if such New Bank is organized under the laws of a jurisdiction outside of the United States, such New Bank has heretofore furnished to the Agent the forms prescribed by the Internal Revenue Service of the United States certifying as to such New Bank's exemption from United States withholding taxes with respect to any payments to be made to such New Bank under the Credit Agreement (or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty) and (iii) acknowledges that such New Bank has heretofore supplied to the Agent the information requested on the administrative questionnaire which is attached to the Assignment and Acceptance as Exhibit A.

     8. This Amendment shall not become  effective (the "Effective  Date") until
(i) the date on which this Amendment shall have been executed by the Borrower, the Guarantors, Chase, the New Banks and the Agent, and the Agent shall have received evidence satisfactory to it of such execution and (ii) the payments provided for in clauses (i) and (ii) of paragraph 6 hereof shall have been made.

     9. The Borrower agrees that its obligations set forth in Section 10.5 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment.

     10. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

     11. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     12. This Amendment shall in all respects be construed in accordance with and governed by the laws of the State of New York applicable to contracts made and to be performed wholly within such State.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

                                        FLAGSTAR CORPORATION

                                        By:
                                           ------------------------------------
                                        Title:

                                        GUARANTORS:

                                        FLAGSTAR COMPANIES, INC.

                                        By:
                                           ------------------------------------
                                        Title:

                                        FLAGSTAR HOLDINGS, INC.

                                        By:
                                           ------------------------------------
                                        Title:

                                        TWS FUNDING, INC.

                                        By:
                                           ------------------------------------
                                        Title:

                                        DENNY'S HOLDINGS, INC.

                                        By:
                                           ------------------------------------
                                        Title:

                                        SPARTAN HOLDINGS, INC.

                                        By:
                                           ------------------------------------
                                        Title:

                                        DENNY'S OF CANADA, LTD.

                                        By:
                                           ------------------------------------
                                        Title:

                                        DENNY'S RESTAURANTS OF CANADA, LTD.

                                        By:
                                           ------------------------------------
                                        Title:

                                        C-B-R DEVELOPMENT CO., INC.

                                        By:
                                           ------------------------------------
                                        Title:

                                        DENNY'S, INC.

                                        By:
                                           ------------------------------------
                                        Title:

                                        DFO, INC.

                                        By:
                                           ------------------------------------
                                        Title:

                                        EL POLLO LOCO, INC.

                                        By:
                                           ------------------------------------
                                        Title:

                                        HAROLD BUTLER ENTERPRISES #607, INC.

                                        By:
                                           ------------------------------------
                                        Title:

                                        HAROLD BUTLER ENTERPRISES #611, INC.

                                        By:
                                           ------------------------------------
                                        Title:


                                        LA MIRADA ENTERPRISES NO. 5, INC.

                                        By:
                                           ------------------------------------
                                        Title:


                                        LA MIRADA ENTERPRISES NO. 6, INC.

                                        By:
                                           ------------------------------------
                                        Title:

                                        LA MIRADA ENTERPRISES NO. 7, INC.

                                        By:
                                           ------------------------------------
                                        Title:

                                        LA MIRADA ENTERPRISES NO. 8, INC.

                                        By:
                                           ------------------------------------
                                        Title:

                                        LA MIRADA ENTERPRISES NO. 9, INC.

                                        By:
                                           ------------------------------------
                                        Title:

                                        TWS 300 CORP.

                                        By:
                                           ------------------------------------
                                        Title:

                                        TWS 500 CORP.

                                        By:
                                           ------------------------------------
                                        Title:

                                        TWS 600 CORP.

                                        By:
                                           ------------------------------------
                                        Title:

                                        TWS 700 CORP.

                                        By:
                                           ------------------------------------
                                        Title:

                                        TWS 800 CORP.

                                        By:
                                           ------------------------------------
                                        Title:

                                        QUINCY'S RESTAURANTS, INC.

                                        By:
                                           ------------------------------------
                                        Title:

                                        FLAGSTAR ENTERPRISES, INC.

                                        By:
                                           ------------------------------------
                                        Title:

                                        FLAGSTAR SYSTEMS, INC.

                                        By:
                                           ------------------------------------
                                        Title:

                                        SPARTAN REALTY, INC.

                                        By:
                                           ------------------------------------
                                        Title:

                                        SPARTAN MANAGEMENT, INC.

                                        By:
                                           ------------------------------------
                                        Title:

                                        IM PURCHASING, INC.

                                        By:
                                           ------------------------------------
                                        Title:

                                        THE CHASE MANHATTAN BANK,
                                              Individually and as Agent

                                        By:
                                           ------------------------------------
                                        Title:

                                        270 Park Avenue
                                        New York, New York 10017

                                        NEW BANKS:

                                        BHF-BANK AKTIENGESELLSCHAFT

                                        By:
                                           ------------------------------------
                                        Title:

                                        By:
                                           ------------------------------------
                                        Title:

                                        590 Madison Avenue
                                        New York, New York 10022

                                        THE LONG-TERM CREDIT BANK OF
                                             JAPAN, LIMITED, NEW YORK BRANCH

                                        By:
                                           ------------------------------------
                                        Title:

                                        165 Broadway
                                        New York, New York 10006

                                        VAN KAMPEN AMERICAN CAPITAL
                                             PRIME RATE INCOME TRUST

                                        By:
                                           ------------------------------------
                                        Title:

                                        One Parkview Plaza
                                        Oakbrook Terrace, Illinois 60181

                                        SANWA BUSINESS CREDIT CORPORATION

                                        By:
                                           ------------------------------------
                                        Title:

                                        One South Wacker Drive
                                        Chicago, Illinois 60606-4614

                                        KZH HOLDING CORPORATION III

                                        By:
                                           ------------------------------------
                                        Title:

                                        c/o The Chase Manhattan Bank
                                        450 West 33rd Street-15th Floor
                                        New York, New York 10001

                                        KZH-CRESCENT CORPORATION

                                        By:
                                           ------------------------------------
                                        Title:

                                        c/o The Chase Manhattan Bank
                                        450 West 33rd Street-15th Floor
                                        New York, New York 10001

                                     ANNEX A
                                       to
                     REVOLVING CREDIT AND GUARANTY AGREEMENT

                      Dated as of July 11, 1997, as amended
                      -------------------------------------



                                                   COMMITMENT         COMMITMENT
BANK                                                  AMOUNT          PERCENTAGE
----                                                  ------          ----------
The Chase Manhattan Bank                          $ 93,000,000           46.50%
BHF-BANK Aktiengesellschaft                         24,000,000           12.00%
The Long-Term Credit Bank of                        23,000,000           11.50%
 Japan, Limited, New York Branch
Van Kampen American Capital
 Prime Rate Income Trust                            20,000,000           10.00%
Sanwa Business Credit Corporation                   20,000,000           10.00%
KZH Holding Corporation III                         15,000,000            7.50%
KZH-Crescent Corporation                             5,000,000            2.50%
                                                  ------------          ------
                           TOTAL:                 $200,000,000          100.00%
                                                  ============          ======

                                                                      SCHEDULE I
                                                                              TO
                                                                 FIRST AMENDMENT



                     [Copy of Exhibit E to Credit Agreement]